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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                November 27, 2000
                Date of Report (Date of earliest event reported)


                          GENTIVA HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      1-15669                36-433-5801
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

            3 Huntington Quadrangle 2S, Melville, New York 11747-8943
                    (Address of principal executive offices)

                                 (631) 501-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other events.

     On November 27, 2000, Gentiva Health Services, Inc. issued the press release attached as Exhibit 99 and incorporated by reference herein.

Item 7. Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.             Description
         -----------             -----------

           (99)                  Press Release dated November 27, 2000




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 27, 2000

                                 GENTIVA HEALTH SERVICES, INC.


                                 By:  /s/ Patricia C. Ma
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                                      Patricia C. Ma
                                      Senior Vice President, General Counsel
                                       and Secretary